SEE REVERSE FOR CERTAIN DEFINITIONS
COUNTERSIGNED AND REGISTERED:
STATE STREET BANK and TRUST COMPANY
(BOSTON) TRANSFER AGENT AND REGISTRAR



                                                                         SHARES
                              MARCAM SOLUTIONS, INC

NUMBER


              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                          COMMON STOCK, $.01 PAR VALUE

THIS CERTIFICATE IS TRANSFERABLE
IN BOSTON, MA OR NEW YORK, NY                             CUSIP ______________

THIS IS TO CERTIFY ______________________________________________________




IS THE OWNER OF ________________________________________________________

      FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR VALUE
                           OF ONE CENT ($.01) EACH OF

                             MARCAM SOLUTIONS, INC.

(Hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder in person or by duly authorized attorney upon surrender of this certificate properly endorsed or assigned. This certificate and the shares of Common Stock represented hereby are subject to the laws of The State of Delaware and to the Certificate of Incorporation and By-Laws of the Corporation as now in effect or hereafter amended.
     This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:  ________________________

/s/ GEORGE A. CHAMBERLAIN, 3RD                  /s/ MICHAEL J. QUINLAN
---------------------------------               -----------------------------
TREASURER                                       PRESIDENT

                             MARCAM SOLUTIONS, INC.

THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS AND SERIES OF STOCK. THE CORPORATION WILL FURNISH TO THE HOLDER UPON REQUEST AND WITHOUT CHARGE THE PREFERENCES, POWERS, QUALIFICATIONS AND RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF.

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  as tenants in common         UNIF GIFT MIN ACT - .....Custodian.....
TEN ENT  -  as tenants by the entireties                       (cust)    (Minor)
JT TEN   -  as joint tenants with right of        under Uniform Gifts to Minors
            survivorship and not as tenants       Act..........................
            in common                                        (State)
COM PROP -  as community property

     Additional abbreviations may also be used though not in the above list.

For value received, ____________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

-------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITER NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


-------------------------------------------------------------------------------


_____________________________________________________________________ shares of the Capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


___________________________________________________________________ Attorney to
transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated ___________________________

             ------------------------------------------------------------------
             NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERNATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:



---------------------------------------------------------------------------
THE SIGNATURES(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

                  This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between Marcam Solutions, Inc. (the "Company") and The First National Bank
              of Boston (the "Rights Agent") dated as of         , 1997 (the
              "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person, an Adverse Person or any Affiliate or Associate of an Acquiring Person or an Adverse Person (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.